Freeport-McMoRan Copper & Gold

1st Quarter 2012 Earnings Conference Call

April 19, 2012

CONNECTING THE FUTURE®

FCX LISTED NYSE

FREEPORT-MCMORAN COPPER & GOLD

Cautionary Statement

This presentation contains forward-looking statements in which we discuss factors we believe may affect our potential future performance. Forward-looking statements are all statements other than statements of historical facts, such as statements regarding projected ore grades and milling rates, projected production and sales volumes, projected unit net cash costs, projected operating cash flows, projected capital expenditures, the impact of copper, gold, molybdenum and cobalt price changes, reserve estimates, exploration efforts and results, mine production and development plans, the impact of deferred intercompany profits on earnings, liquidity, other financial commitments and tax rates, potential prepayments of debt, projected EBITDA, future dividend payments and potential share purchases. The words "anticipates," "may," "can," "plans," "believes," "estimates," "expects," "projects," "intends," "likely," "will," "should," "to be" and any similar expressions are intended to identify those assertions as forward-looking statements. The declaration of dividends is at the discretion of our Board of Directors (the Board) and will depend on our financial results, cash requirements, future prospects, and other factors deemed relevant by the Board. This presentation also includes forward-looking statements regarding mineralized material not included in reserves. The mineralized material described in this presentation will not qualify as reserves until comprehensive engineering studies establish their economic feasibility. Accordingly, no assurance can be given that the estimated mineralized material not included in reserves will become proven and probable reserves.

We caution readers that forward-looking statements are not guarantees of future performance and our actual results may differ materially from those anticipated, projected or assumed in the forward-looking statements. Important factors that can cause our actual results to differ materially from results anticipated in the forward-looking statements include commodity prices, mine sequencing, production rates, industry risks, regulatory changes, political risks, potential effects of violence in Indonesia, the resolution of administrative disputes in the Democratic Republic of Congo, weather- and climate-related risks, labor relations, environmental risks, litigation results, currency translation risks and other factors described in more detail under the heading "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2011, filed with the U.S. Securities and Exchange Commission (SEC).

Investors are cautioned that many of the assumptions on which our forward-looking statements are based are likely to change after our forward-looking statements are made, including for example commodity prices, which we cannot control, and production volumes and costs, some aspects of which we may or may not be able to control. Further, we may make changes to our business plans that could or will affect our results. We caution investors that we do not intend to update our forward-looking statements more frequently than quarterly, notwithstanding any changes in our assumptions, changes in our business plans, our actual experience, or other changes, and we undertake no obligation to update any forward-looking statements.

This presentation also contains certain financial measures such as unit net cash costs (credits) per pound of copper and per pound of molybdenum. As required by SEC Regulation G, reconciliations of these measures to amounts reported in our consolidated financial statements are in the supplemental schedule, "Product Revenues and Production Costs," beginning on page vi, which is available on our internet website www.fcx.com.

FREEPORT-MCMORAN
COPPER & GOLD

"Connecting the Future"

2011 Annual Report Highlights


FREEPORT-MCMORAN
COPPER & GOLD
CONNECTING THE FUTURE
2011 Annual Report

- Global Leader in Production of Copper, Gold and Molybdenum
- Well Situated to Meet Growing Demand for Metals
- Geographically Diverse
- Long-Lived Reserves
- Growing Production Profile
- Strong Financial Position
- Environmentally Responsible
- Experienced Team

1Q12 Highlights

- Strong Operating Performance in Americas and Africa
- Continuing Progress to Restore Normal Operations at Grasberg
- Advanced Growth Projects, Targeting Over 25% Increase Over the Next Three to Four Years
- Completed Highly Attractive Debt Refinancing
- Board Authorized 25% Increase in Common Stock Dividend

FREEPORT-MCMORAN COPPER & GOLD

1Q12 Highlights

Sales Data	1Q12	1Q11
Copper		
Consolidated Volumes (mm lbs)	827	926
Average Realization (per lb)	$3.82	$4.31
Site Production & Delivery Unit Costs (per lb)	$1.96	$1.61
Unit Net Cash Costs (per lb)	$1.26	$0.79
Gold		
Consolidated Volumes (000's ozs)	288	480
Average Realization (per oz)	$1,694	$1,399
Molybdenum		
Consolidated Volumes (mm lbs)	21	20
Average Realization (per lb)	$15.34	$18.10

Financial Results *(in millions, except per share amounts)*	1Q12	1Q11
Revenues	$4,605	$5,709
Net Income Attributable to Common Stock	$764 (1)	$1,499
Diluted Earnings Per Share	$0.80 (1)	$1.57
Operating Cash Flows (2)	$801	$2,359
Capital Expenditures	$707	$505
Total Debt	$3,521	$3,673 (3)
Consolidated Cash	$4,496	$4,090

(1) Net income attributable to common stock includes $149 million or $0.16/share of losses for early extinguishment of debt.
(2) Includes working capital (uses) of $(720) mm in 1Q12 and sources of $114 mm in 1Q11.
(3) Pro forma for April 1, 2011, redemption of $1.1 billion of Senior Notes.

Freeport-McMoRan Copper & Gold

Grasberg Update

- Reached Terms of New 2-yr Labor Agreement for PT-FI Employees in Mid-December 2011
- During 1Q12, PT-FI Experienced Work Interruptions in Connection with Efforts to Resume Normal Operations
  - 1Q12 Production Impacts:
    - 80 mm lbs of Copper
    - 125k ozs of Gold
- Operations and Productivity Are Improving
  - Average Mill Rate Stats:
    - 2nd Quarter-to-date: ~200kt/d Through Mid-April 2012
    - ~115kt/d in 1Q12
    - 224kt/d – January 2012 Annual Forecast for 2012
- Full Operations Expected to be Restored in 2Q12, Dependent on Maintaining Security and Productivity in the Workplace

FREEPORT-McMoRAN COPPER & GOLD

Quarterly Operating Highlights

1Q12 Unit Production Costs

(per pound of copper)	North America	South America	Indonesia	Africa	Consolidated
Cash Unit Costs					
Site Production & Delivery (1)	$1.80	$1.53	$3.51	$1.50	$1.96
By-Product Credits	(0.41)	(0.29)	(3.51)	(0.33)	(0.87)
Treatment Charges	0.12	0.16	0.19	-	0.14
Royalties (1)	-	-	0.14	0.08	0.03
Unit Net Cash Costs	$1.51	$1.40	$0.33	$1.25	$1.26

Sales From Mines for 1Q12 & 1Q11 by Region



North America
South America (3)
Indonesia
Africa (4)
338
276
21 (2)
20 (2)
Cu
mm lbs
Mo
mm lbs
286
312
Cu
mm lbs
134
278
266
454
Cu
mm lbs
Au
000's ozs
69
60
Cu
mm lbs
1Q12 1Q11 1Q12 1Q11 1Q12 1Q11 1Q12 1Q11 1Q12 1Q11 1Q12 1Q11

(1) Production costs include profit sharing in South America and severance taxes in North America.
(2) Includes 2 mm lbs in 1Q12 and 3 mm lbs in 1Q11 from South America.
(3) Gold sales totaled 19k ozs in 1Q12 and 24k ozs in 1Q11. Silver sales totaled 698k ozs in 1Q12 and 708k ozs in 1Q11.
(4) Cobalt sales totaled 5 mm lbs in 1Q12 and 6 mm lbs in 1Q11.
NOTE: For a reconciliation of unit net cash costs per pound to production and delivery costs applicable to sales reported in FCX's consolidated financial statements, refer to "Product Revenues and Production Costs" on FCX's website.

Markets



2,500
2,000
1,500
1,000
500
0
000's Metric Tons
500
400
300
200
100
0
Cents Per Pound
LME Copper Price
LME & COMEX Exchange Stocks*
Jan-03 Jul-03 Jan-04 Jul-04 Jan-05 Jul-05 Jan-06 Jul-06 Jan-07 Jul-07 Jan-08 Jul-08 Jan-09 Jul-09 Jan-10 Jul-10 Jan-11 Jul-11 Jan-12

*LME and Comex, excluding Shanghai stocks, producer, consumer and merchant stocks.

London Gold Price ($/oz)



$2,000
$1,750
$1,500
$1,250
$1,000
$750
$500
$250
$0
Jan-03 Jan-04 Jan-05 Jan-06 Jan-07 Jan-08 Jan-09 Jan-10 Jan-11 Jan-12

Molybdenum Price* ($/lb)



$40
$35
$30
$25
$20
$15
$10
$5
$0
Jan-03 Jan-04 Jan-05 Jan-06 Jan-07 Jan-08 Jan-09 Jan-10 Jan-11 Jan-12

* Metals Week – Molybdenum Dealer Oxide Price

FREEPORT-McMoRAN COPPER & GOLD

Copper Market Commentary

- **China Remains Important Demand Driver**
  - Urbanization & Infrastructure Development
  - Slowing Growth on Larger Base = Significant Consumption
- **U.S. – Positive Growth Trends**
  - Manufacturing & Employment Gains
  - Auto Sales and Production are Growing
  - Residential Construction is Slowly Improving
  - Market/Customer Sentiment is Positive
- **Sovereign Debt Issues & Uncertain Environment Impacting European Demand**
- **Global Inventories Remain Relatively Low**
- **Ongoing Supply Constraints**

PT-FI Contract of Work

- **50-Year Agreement Signed in 1991**
  - Initial Term Through 2021
  - Two 10-Year Extensions Through 2041
- **COW Provides Fixed Taxes and Royalty Rates**
  - 35% Tax Rate (Current Statutory Rate = 25%)
  - Royalty Rates:
    - 3.5% Copper (New Mining Law = 4%)
    - 1% Gold (New Mining Law = 3.75%)
  - PT-FI COW Payments to GOI in the Aggregate are Higher than Prevailing Law
- **Pursuant to COW, PT-FI Arranged for Construction of Copper Smelter in Late 1990's**
  - PT Smelting is Only Copper Smelter in Indonesia – ~275,000 Metric Tons of Copper Per Year
- **PT-FI Maintains Compliance with COW**
- **No Divestment Obligations**
  - PT-FI has Voluntarily Agreed to Offer a 9.36% Interest to Indonesian Nationals at FMV
- **Positive Partnership with Indonesia – Working Cooperatively to Complete Review**

FREEPORT-McMoRAN COPPER & GOLD

Financial Benefits to Indonesia

($ billions)

- **Contributed Over $60 Billion to National GDP in Total Since 1992**
- **Planning Over $15 Billion in New Investments**
- **Largest Private Employer in Papua and One of the Largest Taxpayers in Indonesia**

	2010	2011 (2)	Last 5 Years
Direct Benefits (1)			
Taxes	$1.5	$2.0	$7.0
Dividends to GOI	0.2	0.2	0.9
Royalties	0.2	0.2	0.8
Total Direct Benefits to GOI	*$1.9*	*$2.4*	*$8.7*

- **Contributions to Local Community through the *"Freeport Partnership Fund for Community Development"*: Over $500 Million Since Inception (1996) Through 2011**

(1) Cash basis
(2) 2011 taxes include approximately $327 million of payments in excess of the estimated tax liability; this over-payment is expected to be refunded in future periods

FREEPORT-MCMORAN COPPER & GOLD

Value Creation Focus

MINERAL RESOURCES → **RESERVE ADDITIONS** → **INVESTMENT IN ATTRACTIVE DEVELOPMENT PROJECTS** → **PRODUCTION GROWTH** → **CASH FLOWS/ RETURNS**

FCX Copper Resources at 12/31/2011

Recoverable Reserves *(a)*	**120 bn lbs**
Mineralized Material (contained) *(b)*	**115 bn lbs**
Total Reserves *(a)* **& Mineralized Material** *(b)*	**235 bn lbs**

(a) Estimated recoverable proven and probable copper reserves using a long-term average copper price of $2.00/lb; 96 billion pounds net to FCX's interest.

(b) Estimated consolidated contained copper resources using a long-term copper price of $2.20/lb. ***Mineralized Material is not included in reserves and will not qualify as reserves until comprehensive engineering studies establish their economic feasibility. Accordingly, no assurance can be given that the estimated mineralized material will become proven and probable reserves. See Cautionary Statement.***

Copper Reserves & Mineralized Material

as of 12/31/11


billion lbs of copper
235
Mineralized Material (b)
(contained copper)
at $2.20 Cu price
115 billion lbs
120
Reserves
at $2.00 Cu price
Reserves (a)
(recoverable copper)
Reserves (a) & Mineralized Material (b)


12/31/11
Mineralized Material (b)
by Geographical Region
North America 54%
South America 17%
12% Africa
Indonesia 17%

(a) *Estimated recoverable proven and probable copper reserves using a long-term average copper price of $2.00/lb; 96 billion pounds net to FCX's interest.*

(b) *Estimated consolidated contained copper resources using a long-term copper price of $2.20/lb.* ***Mineralized Material is not included in reserves and will not qualify as reserves until comprehensive engineering studies establish their economic feasibility. Accordingly, no assurance can be given that the estimated mineralized material will become proven and probable reserves. See Cautionary Statement.***

Completed Copper Projects

North American Restarts	Incremental Copper mm lbs/year	Status
• Morenci Mill Restart Morenci Mine Rate Increase	125mm lbs	in production
• Miami Restart	70mm lbs	in production
• Chino Restart	150mm lbs in 2012 & 2013 ~250mm lbs in 2014	in ramp-up
South America		
• El Abra Sulfolix	300mm lbs	in production


Morenci Mill Restart


Miami Restart


Morenci Mine Rate Increase


Chino Restart


El Abra Sulfolix

FREEPORT-MCMORAN COPPER & GOLD

Climax Molybdenum Start-Up

- **Start-up in March 2012**
- **Construction essentially complete with commissioning on-going in 2Q12***
- **Ramp up to 20mm lbs/yr during 2013**
- **Depending on market conditions, Climax may increase to 30mm lbs/yr**



SAG Mill Start-up



First Concentrate

* *~$700mm in costs incurred through 3/31/12; ~$60mm in remaining plant & mine development costs and ~$260mm for tailings dam & water treatment facilities (to be completed after start-up)*

Long-Term Underground Mine Development in Indonesia



Work continues on the Grasberg BC Service Shaft

- Significant undeveloped UG reserves
  - Aggregate reserves of 37 billion lbs Cu & 32 million ozs Au
- DOZ capacity of 80K t/d
- Initiated mining at Big Gossan – full rates of 7K t/d in 2013
- Grasberg Block Cave – ramp-up to commence on completion of open pit
- Deep MLZ – completed Feasibility Study with start-up in 2015
- Underground production expected to reach 240K t/d
- PT-FI's share of UG development costs expected to average $550 MM/year over next five years

FREEPORT-MCMORAN COPPER & GOLD

Grasberg BC & DMLZ Underground Mine Development

- Completed significant development on access to underground ore bodies
- Completed 55 km of development for Grasberg BC & 20 km for DMLZ
- Key development activities include work on ore flow systems & Grasberg BC shaft
- Development capital* of $6.4 bln ($5.2 bln net to PT-FI) with $1.0 bln spent to-date ($0.7 bln net to PT-FI)
- Schedule



Grasberg open pit
Grasberg Block Cave
Kucing Liar
Big Gossan
DOZ
DMLZ
Common Infrastructure



Deep MLZ
Average Grade**
0.85% Cu
& 0.7 g/t Au
Grasberg BC
Average Grade**
1% Cu
& 0.8 g/t Au
2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022
LEGEND
Initial Development
First Ore
Ramp-up
Full Rates

* Initial development capital spend through achievement of full rates

** Ore grades in first 10 years expected to be higher than life of mine average; PT-FI's share of production expected to average 1.1 billion lbs Cu & 1.4 million ozs Au per annum between 2017-2021

Copper Projects in Progress

***Mill Expansions** (t/d)*	Incremental Copper (mm lbs/year)	Capital* ($ billions)	Achieve Full Rates	Status
Cerro Verde (360K)	600	$4.0	2016	EIS filed 4Q11; engineering & long-lead items
Morenci (115K)	225	1.4	2014	Detailed engineering & long-lead items
Tenke (14K)	150	0.9	2013	Under Construction
TOTAL	975	$6.3		

~1 billion lbs/year Incremental Cu
~$6 billion Capital Investment

** excludes capitalized interest*

Development Opportunities
Morenci Mill Expansion

Key Project Metrics

- *Expand mill to 115K t/d*
- *Increase mining rate to 900K st/d (from 700K st/d)*
- *Capital costs: ~$1.4 billion*
- *Incremental Production: 225mm lbs Cu/year*

- Completed Feasibility Study in 1Q12
- Receipt of Air Permit in 1Q12
- Progressing engineering & long-lead items
- Achieve full rates in 2014
- On-going exploration results continue to support potential for larger expansion

Positive drilling results continue to expand potential milling sulfide resource in this multi-year program



Copper (bln lbs)
26.5
Cumulative Production
(since 1943)
13.3
Reserves
11.5
Mineralized Material*
(contained)



Copper Production
mm lbs Cu
800
600
400
200
0
with Expansion
2007
2008
2009
2010
2011
2014e

NOTE: Amounts are net of Morenci's 15% JV partner's interest.

Estimated consolidated contained copper resources using a long-term copper price of $2.20/lb.* ***Mineralized Material is not included in reserves and will not qualify as reserves until comprehensive engineering studies establish their economic feasibility. Accordingly, no assurance can be given that the estimated mineralized material will become proven and probable reserves.* *e = estimate. See Cautionary Statement.*

FREEPORT-MCMORAN COPPER & GOLD

Development Opportunities
Cerro Verde Mill Expansion

Key Project Metrics

- *Expand mill from 120K t/d to 360K t/d*
- *Increase mining rate from 320K t/d to 850K t/d*
- *Capital costs: ~$4 billion*
- *Incremental Production: 600mm lbs Cu/year, 15mm lbs Mo/year*
- *Reserve Life: ~90 years current, ~30 years new*



- **Exploration expected to continue to add to reserves**
- **Proven technology**
- **Waste water treatment plant positive for community**
- **EIS filed in 4Q11**
- **Construction to commence in 2013**
- **Completion expected in 2016**

Cu Reserves
(bln lbs)



2008-2011 Production
Year-end Reserves
32.9
30.2
14.8
2007
2011

Cu Production
(mm lbs/year)



1,100
647
No Expan.
Incremental with Expansion
2011
2016-2020e

e = estimate. See Cautionary Statement.

FREEPORT-MCMORAN COPPER & GOLD

Development Opportunities
Tenke Fungurume Expansion

Key Project Metrics

- *Expand mill to 14K t/d*
- *Increase mining rate from 60K t/d to 150K t/d*
- *Add tankhouse capacity*
- *Capital costs: $850 million*
- *Incremental Production: 150mm lbs Cu/year*
- *Construction under way – targeted completion 2013*

Exploration activities continue to support opportunities for future expansion


Construction Progress



FREEPORT-MCMORAN COPPER & GOLD

Potential Additional Projects

North America

- Sulfides/Mill Projects
  - Large Scale Morenci
  - Sierrita
  - Bagdad
  - Ajo
  - Twin Buttes
- Safford/Lone Star

South America

- El Abra Mill

Africa

- Future Expansion of Tenke Oxides
- Tenke Sulfides

Americas Growth Outlook

Copper Production
billion lbs per year


2.4
2.6
2.9
3.5
Cerro Verde Expansion
Morenci Expansion
Chino Restart
2010
2012e
2014e
2016e


Potential Projects under review
Morenci Mill Exp. #2
Ajo
Lone Star
Twin Buttes/ Sierrita
El Abra Mill
~1.5 bln lbs

e = estimate. See Cautionary Statement.

FREEPORT-MCMORAN COPPER & GOLD

Africa Growth Outlook


Copper Production
billion lbs per year
0.15
0.3
0.4
Phase 2 Expansion
0.6
Phase 3 Oxides Expansion
??
Phase 4 Expansion
2009
2012e
2014e
Potential with additional oxide
Potential with Sulfides

e = estimate. See Cautionary Statement.

Exploration Targets in Major Mineral Districts


Morenci
Cerro Verde
$275 million in 2012e
South America 27%
North America 27%
Africa 27%
3%
16% Indonesia
Australasia & Other Areas
Grasberg
Tenke Fungurume

Note: FCX's consolidated share; e = estimate. See Cautionary Statement.

2012 Outlook

- **Sales Outlook:**
  - Copper: 3.7 Billion lbs.
  - Gold: 1.1 Million ozs.
  - Molybdenum: 81 Million lbs.
- **Unit Net Cash Cost(1):**
  - $1.43/lb in 2012e
  - Reflects Impact of Lower Volumes at Grasberg
  - Costs in Future Years Expected to Decline with Higher Volumes
- **Operating Cash Flows(2):**
  - ~$4.2 Billion (@$3.50/lb Copper)
  - Net of ~ $1.1 Billion in Working Capital Uses
  - Each 10¢/lb Change in Copper in 2012 = $220 Million
- **Capital Expenditures:**
  - $4.3 Billion (including $2.7 Billion for Major Projects)
  - Updated to Include Morenci Mill Expansion

(1) Assumes average prices of $1,600/oz gold and $14/lb molybdenum for the remainder of 2012.

(2) Assumes average prices of $1,600/oz gold and $14/lb molybdenum for the remainder of 2012; each $50/oz change in gold would have an approximate $35 MM impact, and each $2.00/lb change in molybdenum would have an approximate $70 MM impact.

e = estimate. See Cautionary Statement.

FREEPORT-McMoRAN COPPER & GOLD

Near-Term Sales Profile

Copper Sales (billion lbs)



5
4
3
2
1
0
3.7
3.7
4.3
4.5
5.0+
2011
2012e
2013e
2014e
Includes Projects Currently Under Way*

Note: Consolidated copper sales include approximately 717 mm lbs in 2011, 720 mm lbs in 2012e, 825 mm lbs in 2013e, and 775 mm lbs in 2014e for noncontrolling interest; excludes purchased copper.

* Includes Cerro Verde expansion (2016 full rates) & Morenci mill expansion, targeted for 2014.
e = estimate. See Cautionary Statement.

Gold Sales (million ozs)



2
1
0
1.4
1.1
1.6
1.7
2011
2012e
2013e
2014e

Note: Consolidated gold sales include approximately 139k ozs in 2011, 115k ozs in 2012e, 160k ozs in 2013e, and 170k ozs in 2014e for noncontrolling interest.

Molybdenum Sales (million lbs)



100
80
60
40
20
0
79
81
90
90
2011
2012e
2013e
2014e

FREEPORT-MCMORAN COPPER & GOLD

2012e Quarterly Payable Metal Sales

Copper Sales (million lbs)


1,250
1,000
750
500
250
0
827
895
985
990
1Q12
2Q12e
3Q12e
4Q12e

Note: Consolidated copper sales include approximately 158 mm lbs in 1Q12, 177 mm lbs in 2Q12e, 190 mm lbs in 3Q12e and 195 mm lbs in 4Q12e for noncontrolling interest; excludes purchased copper.

Gold Sales (thousand ozs)


500
375
250
125
0
288
235
305
295
1Q12
2Q12e
3Q12e
4Q12e

Note: Consolidated gold sales include approximately 28k ozs in 1Q12, 25k ozs in 2Q12e, 32k ozs in 3Q12e and 30k oz in 4Q12e for noncontrolling interest.

Molybdenum Sales (million lbs)


25
20
15
10
5
0
21
20
20
20
1Q12
2Q12e
3Q12e
4Q12e

e = estimate. See Cautionary Statement.

FREEPORT-McMoRAN COPPER & GOLD

2012 Operating Estimates

2012e Unit Production Costs

(per pound of copper)	North America	South America	Indonesia	Africa	Consolidated
Cash Unit Costs (1)					
Site Production & Delivery (2)	$1.92	$1.58	$2.98	$1.50	$2.00
By-product Credits	(0.35)	(0.30)	(2.20)	(0.45)	(0.74)
Treatment Charges	0.11	0.16	0.20	-	0.14
Royalties (2)	-	-	0.13	0.08	0.03
Unit Net Cash Costs	$1.68	$1.44	$1.11	$1.13	$1.43

2012e Sales From Mines by Region



North America
1,340
Cu
mm lbs
81(3)
Mo
mm lbs
South America
1,255
Cu
mm lbs
0.1
Au
mm ozs
Indonesia
805
Cu
mm lbs
1.0
Au
mm ozs
Africa
300
Cu
mm lbs
25
Co
mm lbs

(1) *Estimates assume average prices of $3.50/lb for copper, $1,600/oz for gold, $14/lb for molybdenum and $12/lb for cobalt for the remaining nine months of 2012. Quarterly unit costs will vary significantly with quarterly metal sales volumes. Unit net cash costs for 2012 would change by ~$0.01/lb for each $50/oz change in gold and ~$0.015 for each $2/lb change in molybdenum. 2012 estimated net unit cash costs are higher than 1Q12 actuals primarily because of lower projected gold volumes and higher mining and milling maintenance in North America in the balance of the year.*

(2) *Production costs include profit sharing in South America and severance taxes in North America.*

(3) *Includes molybdenum produced in South America.*

Note: e = estimate. See Cautionary Statement.

Reconciliation of Unit Cash Costs

Consolidated

	¢ per lb of copper
2011	**101¢**
Grasberg (a)	**24**
North America (b)	**10**
South America (c)	**8**
Total	**42**
2012e	**143¢**
Impact of Higher 2013e/2014e Grasberg Volumes	***(24¢)***
With Higher Grasberg Volumes	***119¢***

(a) lower volumes (copper down 5%, gold down 19%) & higher input costs

(b) lower by-product credits and higher site operating costs (higher mining rates & input costs) partly offset by higher copper volumes (up 7%)

(c) higher operating costs as a result of higher mining rates and input costs and lower copper volumes (down 5%)

e = estimate. See Cautionary Statement.

EBITDA and Cash Flow at Various Copper Prices

Average EBITDA*
($1,200 Gold & $12 Molybdenum)



$12
$9
$6
$3
$0
(US$ billions)
Cu $3.00/lb
Cu $3.50/lb
Cu $4.00/lb

Average Operating Cash Flow (excluding Working Capital changes)*
($1,200 Gold & $12 Molybdenum)



$10
$8
$6
$4
$2
$0
(US$ billions)
Cu $3.00/lb
Cu $3.50/lb
Cu $4.00/lb

* Based on operating plans, volumes and costs for average of 2013e & 2014e.

Note: For 2013e/2014e average, each $50/oz change in gold approximates $80 million to EBITDA and $50 million to operating cash flow; each $2.00/lb change in molybdenum approximates $160 million to EBITDA and $130 million to operating cash flow. EBITDA equals operating income plus depreciation, depletion and amortization.

e = estimate. See Cautionary Statement.

Sensitivities

Change	EBITDA	Operating Cash Flow
	(US$ millions)	
Copper: -/+ $0.10/lb	$410	$280
Molybdenum: -/+ $1.00/lb	$80	$65
Gold: -/+ $50/ounce	$80	$50
Diesel(1): -/+ 10%	$100	$70
Purchased Power(2): -/+ 10%	$50	$40
Currencies(3): +/- 10%	$155	$115

(1) $3.70/gallon base case assumption.
(2) 7.0¢/kWh base case assumption.
(3) U.S. Dollar Exchange Rates: 480 Chilean peso, 9,000 Indonesian rupiah, $1.00 Australian dollar, $1.33 Euro, 2.70 Peruvian Nuevo Sol base case assumption. Each +10% equals a 10% strengthening of the U.S. dollar; a strengthening of the U.S. dollar against foreign currencies equates to a cost benefit of noted amounts.

NOTE: Based on 2013e/2014e average. Operating cash flow amounts exclude working capital changes. e = estimate. See Cautionary Statement.

FREEPORT-McMoRAN COPPER & GOLD

Capital Expenditures (1)


Major Projects
All Other
(US$ billions)
$5
$4
$3
$2
$1
$0
$2.5
1.1
1.4 (2)
$4.3
1.6
2.7 (3)
$4.2
1.3
2.9 (4)
2011
2012e
2013e

(1) Capital expenditure estimates include projects in progress. Project spending will continue to be reviewed and revised subject to market conditions. Excludes potential projects under review.

(2) Primarily includes Grasberg underground development, Climax construction activities and El Abra sulfide, as well as engineering and studies for near-term development projects.

(3) Primarily includes Grasberg underground development, Tenke 14k expansion, Cerro Verde expansion, Morenci mill expansion and Climax construction activities.

(4) Primarily includes Cerro Verde expansion, Morenci mill expansion, Grasberg underground development and Tenke 14k expansion.

Note: Includes capitalized interest.

e = estimate. See Cautionary Statement.

Balance Sheet


(US$ billions)
$20
$15
$10
$5
$0
Total Debt
$17.6 (1)
$7.4
$3.5
At Time of PD Acquisition in March 2007
12/31/08
3/31/12

- **Significant Liquidity**
- **Strong Credit Metrics**
- **Investment Grade Rated by S&P, Moody's, Fitch**

	At Time of PD Acquisition in March 2007	12/31/08	3/31/12
Consolidated Cash	*$3.4*	*$0.9*	*$4.5*
Net Debt/(Cash)	*$14.2*	*$6.5*	*$(1.0)*
Moody's	*B2*	*Ba2*	*Baa3*
S&P	*B+*	*BBB-*	*BBB*
Fitch	*BB-*	*BBB-*	*BBB*

(1) Pro Forma year-end 2006 total debt of $1.6 billion plus $16 billion in acquisition debt.

Debt Refinancing

- **Issued $3.0 Billion of New Notes on February 13, 2012 with Weighted Average Interest Rate of 3%**
  - **$0.5 Billion of 1.4% Senior Notes Due February 2015**
  - **$0.5 Billion of 2.15% Senior Notes Due March 2017**
  - **$2.0 Billion of 3.55% Senior Notes Due March 2022**
- **Proceeds Used to Redeem $3 Billion of 8.375% Senior Notes on March 14, 2012**
- **Annual Interest Cost Savings of ~$160 Million**
- **1Q12 Net Income Included $149 mm ($0.16/share) in Losses on Early Extinguishment of Debt**

Annual Interest Cost Savings Since 2009 Approximates $420 Million Including Repayments/Refinancing

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Financial Policy

- Maintain Strong Balance Sheet & Liquidity Position
- Invest in Attractive Growth Projects
- Board Action Increased Common Stock Dividend Rate: $1.25/Share per Annum
- Board to Review Financial Policy on an Ongoing Basis

FREEPORT-MCMORAN COPPER & GOLD

FCX Investment Summary

- World's Premier Publicly Traded Copper Company
- World's Largest Molybdenum Producer & Significant Gold Producer
- Long-lived Reserves, Geographically Diverse Operations
- Flexible Operating Structure Can Respond to Varying Market Conditions
- Significant Reserve Growth



Reference Slides

FREEPORT-MCMORAN COPPER & GOLD

PT-FI Mine Plan

PT-FI's Share of Metal Sales, 2012e-2016e

2012e – 2016e PT-FI Share
Total: 5.8 billion lbs copper
Annual Average: 1.16 billion lbs

2012e – 2016e PT-FI Share
Total: 8.3 million ozs gold
Annual Average: 1.66 million ozs



Copper, billion lbs
Gold, million ozs
0.8
1.0
1.2
1.5
1.2
1.6
1.5
2.2
1.1
2.0
2012e
2013e
2014e
2015e
2016e

e = estimate. Amounts are projections; see Cautionary Statement.
Note: Timing of annual sales will depend upon mine sequencing, shipping schedules and other factors.

Grasberg Open Pit


9N
8E
9S
N

Mining Sequence in 2012

Copper Equivalent Cross Section



A
B
8E and 9N are the Primary Ore Pushbacks in 2012
9S
9N
End 2011
8E
1Q12
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq
Grasberg Plan View
A
B

Mining Sequence in 2012

Copper Equivalent Cross Section


A
B
8E and 9N are the Primary Ore Pushbacks in 2012
9S
9N
2Q12
End
2011
8E
1Q12
2Q12
Grasberg Plan View
A
B
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

Mining Sequence in 2012

Copper Equivalent Cross Section



A
B
8E and 9N are the Primary Ore Pushbacks in 2012
9S
9N
2Q12
3Q12
End 2011
8E
1Q12
2Q12
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq
Grasberg Plan View
A
B

Mining Sequence in 2012

Copper Equivalent Cross Section



A
B
8E and 9N are the Primary Ore Pushbacks in 2012
9S
9N
2Q12
3Q12
Grasberg Plan View
End 2011
4Q12
8E
1Q12
4Q12
2Q12
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

FREEPORT-MCMORAN COPPER & GOLD

Mining Sequence in 2013

Copper Equivalent Cross Section



A
B
9N and 9S are the Primary Ore Pushbacks in 2013
9S
9N
8E
End 2012
2013
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq
Grasberg Plan View

Mining Sequence in 2014

Copper Equivalent Cross Section


A
B
9N and 9S are the Primary Ore Pushbacks in 2014
9S
9N
End 2013
2014
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq
Grasberg Plan View
B
A

Mining Sequence in 2015

Copper Equivalent Cross Section



A
B
9S is the Primary Ore Pushback in 2015
9S
End 2014
2015
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq
Grasberg Plan View
A
B

FREEPORT-MCMORAN COPPER & GOLD

Mining Sequence in 2016

Copper Equivalent Cross Section



A
B
9S is the Primary Ore Pushback in 2016
End 2015
9S
2016
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq
Grasberg Plan View
B
A